As filed with the Securities and Exchange Commission on November 18, 2022

Registration No. 333-267545

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2 to

FORM F-1

REGISTRATION STATEMENT UNDER

THE SECURITIES ACT OF 1933

Top Ships Inc.

(Exact name of Registrant as specified in its charter)

Republic of the Marshall Islands	4412	N.A.
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

TOP Ships Inc.

1 Vas. Sofias and Meg. Alexandrou Str,

15124 Maroussi, Greece

Tel: +30 210 812 8180

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

With copies to:

Will Vogel, Esq. Watson Farley & Williams LLP 250 West 55th Street New York, New York 10019 (212) 922-2280 (telephone number)

Barry I. Grossman, Esq.

Sarah Williams, Esq.

Matthew Bernstein, Esq.

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, New York 10105

(212) 370-1300 (telephone number)

(212) 370-7889 (facsimile number)

Watson Farley & Williams LLP

Attn: Will Vogel, Esq.

250 West 55th Street

New York, New York 10019

(212) 922-2200

(Name, Address and telephone number of agent for service)

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933. Emerging growth company ☐

If an emerging growth company that prepares its financial statements in accordance with U.S. GAAP, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards† provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

†The term “new or revised financial accounting standard” refers to any update issued by the Financial Accounting Standards Board to its Accounting Standards Codification after April 5, 2012.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 2 (“Amendment No. 2”) to the Registration Statement on Form F-1 (File No. 333-267545) of TOP Ships Inc. (the “Registration Statement”) is being filed solely for the purpose of filing Exhibit 23.1 and to amend and restate the exhibit index set forth in Part II of the Registration Statement. Accordingly, this Amendment No. 2 consists only of the facing page, this explanatory note, the exhibit index, the signature pages, and Exhibit 23.1. The remainder of the Registration Statement is unchanged and therefore has been omitted.

Exhibit List

Exhibit Number	Description
1.1	Form of Placement Agency Agreement*
3.1	Third Amended and Restated Articles of Incorporation of TOP Ships Inc. (1)
3.2	Articles of Amendment to the Third Amended and Restated Articles of Incorporation, dated April 17, 2014 (2)
3.3	Articles of Amendment to the Third Amended and Restated Articles of Incorporation, dated February 15, 2016 (3)
4.1	Form of Share Certificate (4)
4.2	Form of Warrant Agreement*
4.3	Form of Class C Warrant*
4.4	Form of Pre-Funded Warrant*
4.5	Certificate of Designations of Rights, Preferences and Privileges of Series A Participating Preferred Stock of TOP Ships Inc. (6)
4.6	Certificate of Designations of Rights, Preferences and Privileges of Series B Convertible Preferred Stock of TOP Ships Inc. (7)
4.7	Statement of Designations, Preferences and Rights of the Series C Convertible Preferred Stock of TOP Ships Inc. (8)
4.8	Statement of Designations, Preferences and Rights of the Series D Preferred Stock of TOP Ships Inc. (9)
4.9	Certificate of Amendment to Certificate of Designation of Rights, Preferences and Privileges of Series D Preferred Stock of TOP Ships Inc. (10)
4.10	Statement of Designations of Rights, Preferences and Privileges of Series E Perpetual Convertible Preferred Stock of TOP Ships Inc. (11)
4.11	Statement of Designations of Rights, Preferences and Privileges of Series F Perpetual Preferred Stock of TOP Ships Inc. (12)
4.12	Description of Securities (13)
5.1	Opinion of Watson Farley & Williams LLP as to the validity of the securities*
8.1	Opinion of Watson Farley & Williams LLP with respect to certain tax matters*
10.1	TOP Ships Inc. 2015 Stock Incentive Plan (14)
10.2	Stockholders Rights Agreement with Computershare Trust Company, N.A., as Rights Agent as of September 22, 2016 (15)
10.3	Employment Agreement between TOP Ships Inc. and Central Mare Inc. dated September 1, 2010, regarding employment of Chief Technical Officer (16)
10.4	Employment Agreement between TOP Ships Inc. and Central Mare Inc. dated September 1, 2010, regarding employment of Executive Vice- President and Chairman (17)
10.5	Employment Agreement between TOP Ships Inc. and Central Mare Inc. dated September 1, 2010, regarding employment of President and Chief Executive Officer (18)
10.6	Employment Agreement between TOP Ships Inc. and Central Mare Inc. dated September 1, 2010, regarding employment of Chief Financial Officer (19)
10.7	Management Agreement dated as of January 1, 2019 with Central Shipping Inc., in respect of Hull 8242 (renamed Eco Marina Del Rey) (20)
10.8	Management Agreement dated as of January 1, 2019 with Central Shipping Inc., in respect of Hull S874 (TBN Eco Bel Air) (21)
10.9	Management Agreement dated as of January 1, 2019 with Central Shipping Inc., in respect of Hull S875 (TBN Eco Beverly Hills) (22)
10.10	Fifth Amendment to the Agreement for Provision of Personnel, dated January 1, 2019, between Top Ships Inc. and Central Mare Inc. (23)
10.11	Letter Agreement from Central Shipping Inc. to Top Ships Inc. dated as of January 1, 2019, in respect of provision of management services (24)
10.12	Note Purchase Deed among Top Ships Inc., Amsterdam Trade Bank N.V., the note purchasers party thereto, and Astarte International Inc., dated as of March 21, 2019 (25)
10.13	Deed of Amendment to the March 21, 2019 AT Bank Bridge Facility Note, between TOP Ships Inc. and dated October 14, 2019 (26)
10.14	Addendum No. 1 dated as of March 12, 2019 to MOA in respect of Hull No. 8242 (renamed Eco Marina Del Rey) (27)
10.15	Share Purchase Agreement, dated May 28, 2020, by and between Zizzy Charter Co. and Top Ships Inc., in relation to the M/T Eco Malibu and the M/T Eco West Coast (28)
10.16	Addendum, dated June 18, 2020, to the Share Purchase Agreement dated May 28, 2020, by Zizzy Carter Co. and Top Ships Inc., in relation to the M/T Eco Malibu and the M/T Eco West Coast (29)
10.17	Loan Agreement for a Secured Floating Interest Rate Loan Facility of up to $37,660,000, dated March 12, 2020, by and among Alpha Bank A.E., California 19 Inc. and California 20 Inc., in relation to the M/T Eco Yosemite Park and M/T Eco Joshua Park (30)
10.18	First Supplemental Agreement in relation to the Loan Agreement dated March 12, 2020, by and among Alpha Bank S.A, California 19 Inc., California 20 Inc., Central Mare Inc. and Top Ships Inc., in relation to the M/T Eco Yosemite Park and M/T Eco Joshua Park (31)
10.19	Corporate Guarantee, dated December 8, 2020, by and between Top Ships Inc. and Alpha Bank S.A., in respect of the obligations under the Loan Agreement dated March 12, 2020 (32)
10.20	Second Supplemental Agreement dated February 2, 2022, by and between Top Ships Inc. and Alpha Bank S.A., in respect of the obligations under the Loan Agreement dated March 12, 2020 (33)
10.21	Joint Venture Agreement, dated March 11, 2020, by and between Augustus Enterprises Inc., Just-C Limited and California 19 Inc. relating to the M/T Eco Yosemite Park (34)
10.22	Joint Venture Agreement, dated March 11, 2020, by and between Augustus Enterprises Inc., Just-C Limited and California 20 Inc. relating to the M/T Eco Joshua Park (35)
10.23	Loan Agreement for a Secured Floating Interest Rate Loan Facility of up to $38,000,000, dated May 6, 2021, by and among Alpha Bank S.A. and Athenean Empire Inc. in relation to the M/T Eco Malibu (36)
10.24	Addendum No. 1 dated as of June 23, 2021 to MOA in respect of M/T Nord Valiant (37)
10.25	Sale and Purchase Agreement dated September 8, 2021, by and between TOP Ships Inc. and Zizzy Charter Co., in relation to M/T Julius Caesar, and M/T Legio X Equestris. (38)
10.26	Guarantee dated as of November 23, 2021 between TOP Ships Inc., as guarantor, and Sea 268 Leasing Co. Limited, as owner, in respect of M/T Julius Caesar (39)
10.27	Bareboat Charter in respect of M/T Julius Caesar dated as of November 23, 2021 (40)
10.28	Guarantee dated as of November 23, 2021 between TOP Ships Inc., as guarantor, and Sea 269 Leasing Co. Limited, as owner, in respect of M/T Legio X Equestris (41)
10.29	Bareboat Charter in respect of M/T Legio X Equestris dated as of November 23, 2021 (42)
10.30	Addendum No. 1 dated as of December 29, 2021 to MOA in respect of M/T Eco Los Angeles (43)
10.31	Addendum No. 1 dated as of December 29, 2021 to MOA in respect of M/T Eco City of Angels (44)
10.32	Bridge Loan between TOP Ships Inc. and Central Mare Inc. dated January 5, 2022 (45)
10.33	Stock Purchase Agreement dated January 17, 2022, by and between TOP Ships Inc. and Africanus Inc., in relation to M/T Eco Oceano CA, M/T Julius Caesar, and M/T Legio X Equestris (46)
10.34	Time Charter Party dated as of February 14, 2022 in respect of M/T Eco Bel Air (47)
10.35	Time Charter Party dated as of February 14, 2022 in respect of M/T Eco Beverly Hills (48)
10.36	Bareboat Charter in respect of M/T Eco Oceano CA, dated as of March 2, 2022 (49)

10.37	Securities Purchase Agreement dated June 3, 2022, between the Company and the purchaser named therein (50)
10.38	Common Share Purchase Warrant dated October 10, 2022 (51)
10.39	Inducement Letter dated October 10, 2022 (52)
10.40	Form of Securities Purchase Agreement*
21.1	List of subsidiaries of the Company (53)
23.1	Consent of Deloitte Certified Public Accountants S.A.**
23.2	Consent of Watson Farley & Williams LLP (included in its opinion filed as Exhibit 5.1) *
23.3	Consent of Watson Farley & Williams LLP (included in its opinion filed as Exhibit 8.1) *
24.1	Powers of Attorney (included in the signature pages hereto)*
107	Filing fee table*

* Previously filed

** Filed herewith

(1)	Incorporated by reference to Exhibit 99.2 of the Company’s Current Report on Form 6-K, filed on June 24, 2011.
(2)	Incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 6-K, filed on April 18, 2014.
(3)	Incorporated by reference to Exhibit 1.3 of the Company’s Annual Report on Form 20-F, filed on April 26, 2016.
(4)	Incorporated by reference to Exhibit 2.1 of the Company’s Annual Report on Form 20-F, filed on June 29, 2009.
(5)	Incorporated by reference to Exhibit 4 of the Company’s Current Report on Form 6-K, filed on November 7, 2019.
(6)	Incorporated by reference to Exhibit 3.1 of the Company’s Current Report on Form 6-K, filed on September 22, 2016.
(7)	Incorporated by reference to Exhibit 3.1 of the Company’s Current Report on Form 6-K, filed on November 23, 2016.
(8)	Incorporated by reference to Exhibit 3.1 of the Company’s Current Report on Form 6-K, filed on February 21, 2017.
(9)	Incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 6-K, filed on May 8, 2017.
(10)	Incorporated by reference to Exhibit 3.1 of the Company’s Current Report on Form 6-K, filed on December 4, 2020.
(11)	Incorporated by reference to Exhibit 99.2 of the Company’s Current Report on Form 6-K, filed on April 1, 2019.
(12)	Incorporated by reference to Exhibit 99.2 of the Company’s Current Report on Form 6-K, filed on January 21, 2022.
(13)	Incorporated by reference to Exhibit 2.10 of the Company’s Annual Report on Form 20-F, filed on April 15, 2022.
(14)	Incorporated by reference to Exhibit 4.1 of the Company’s Annual Report on Form 20-F, filed on April 26, 2016.
(15)	Incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 6-K, filed on September 22, 2016.
(16)	Incorporated by reference to Exhibit 4.5 of the Company’s Annual Report on Form 20-F, filed on March 29, 2018.
(17)	Incorporated by reference to Exhibit 4.6 of the Company’s Annual Report on Form 20-F, filed on March 29, 2018.
(18)	Incorporated by reference to Exhibit 4.7 of the Company’s Annual Report on Form 20-F, filed on March 29, 2018.
(19)	Incorporated by reference to Exhibit 4.8 of the Company’s Annual Report on Form 20-F, filed on March 29, 2018.
(20)	Incorporated by reference to Exhibit 4.105 of the Company’s Annual Report on Form 20-F, filed on March 28, 2019.
(21)	Incorporated by reference to Exhibit 4.108 of the Company’s Annual Report on Form 20-F, filed on March 28, 2019.
(22)	Incorporated by reference to Exhibit 4.113 of the Company’s Annual Report on Form 20-F, filed on March 28, 2019.
(23)	Incorporated by reference to Exhibit 4.115 of the Company’s Annual Report on Form 20-F, filed on March 28, 2019.
(24)	Incorporated by reference to Exhibit 4.116 of the Company’s Annual Report on Form 20-F, filed on March 28, 2019.
(25)	Incorporated by reference to Exhibit 4.118 of the Company’s Annual Report on Form 20-F, filed on March 28, 2019.
(26)	Incorporated by reference to Exhibit 4.46 of the Company’s Annual Report on Form 20-F, filed on April 10, 2020.
(27)	Incorporated by reference to Exhibit 4.119 of the Company’s Annual Report on Form 20-F, filed on March 28, 2019.
(28)	Incorporated by reference to Exhibit 4.23 of the Company’s Annual Report on Form 20-F, filed on April 23, 2021.
(29)	Incorporated by reference to Exhibit 4.24 of the Company’s Annual Report on Form 20-F, filed on April 23, 2021.
(30)	Incorporated by reference to Exhibit 4.25 of the Company’s Annual Report on Form 20-F, filed on April 23, 2021.
(31)	Incorporated by reference to Exhibit 4.26 of the Company’s Annual Report on Form 20-F, filed on April 23, 2021.
(32)	Incorporated by reference to Exhibit 4.27 of the Company’s Annual Report on Form 20-F, filed on April 23, 2021.
(33)	Incorporated by reference to Exhibit 4.20 of the Company’s Annual Report on Form 20-F, filed on April 15, 2022.
(34)	Incorporated by reference to Exhibit 4.30 of the Company’s Annual Report on Form 20-F, filed on April 23, 2021.
(35)	Incorporated by reference to Exhibit 4.31 of the Company’s Annual Report on Form 20-F, filed on April 23, 2021.
(36)	Incorporated by reference to Exhibit 4.23 of the Company’s Annual Report on Form 20-F, filed on April 15, 2022.
(37)	Incorporated by reference to Exhibit 4.24 of the Company’s Annual Report on Form 20-F, filed on April 15, 2022.
(38)	Incorporated by reference to Exhibit 4.25 of the Company’s Annual Report on Form 20-F, filed on April 15, 2022.
(39)	Incorporated by reference to Exhibit 4.26 of the Company’s Annual Report on Form 20-F, filed on April 15, 2022.
(40)	Incorporated by reference to Exhibit 4.27 of the Company’s Annual Report on Form 20-F, filed on April 15, 2022.
(41)	Incorporated by reference to Exhibit 4.28 of the Company’s Annual Report on Form 20-F, filed on April 15, 2022.
(42)	Incorporated by reference to Exhibit 4.29 of the Company’s Annual Report on Form 20-F, filed on April 15, 2022.
(43)	Incorporated by reference to Exhibit 4.30 of the Company’s Annual Report on Form 20-F, filed on April 15, 2022.
(44)	Incorporated by reference to Exhibit 4.31 of the Company’s Annual Report on Form 20-F, filed on April 15, 2022.
(45)	Incorporated by reference to Exhibit 4.32 of the Company’s Annual Report on Form 20-F, filed on April 15, 2022.
(46)	Incorporated by reference to Exhibit 99.3 of the Company’s Current Report on Form 6-K, filed on January 21, 2022.
(47)	Incorporated by reference to Exhibit 4.34 of the Company’s Annual Report on Form 20-F, filed on April 15, 2022.
(48)	Incorporated by reference to Exhibit 4.35 of the Company’s Annual Report on Form 20-F, filed on April 15, 2022.
(49)	Incorporated by reference to Exhibit 4.36 of the Company’s Annual Report on Form 20-F, filed on April 15, 2022.
(50)	Incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 6-K, filed on June 10, 2022.
(51)	Incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 6-K, filed on October 11, 2022.
(52)	Incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 6-K, filed on October 11, 2022.
(53)	Incorporated by reference to Exhibit 8.1 of the Company’s Annual Report on Form 20-F, filed on April 15, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Athens, Country of Greece on November 18, 2022.

TOP SHIPS INC.

By:	/s/ Evangelos J. Pistiolis
Name:	Evangelos J. Pistiolis
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on November 18, 2022 in the capacities indicated.

Signature	Title

/s/ Evangelos J. Pistiolis	Director, President, and Chief Executive Officer (Principal Executive Officer)
Evangelos J. Pistiolis

/s/ Alexandros Tsirikos	Director and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Alexandros Tsirikos

*	Director
Konstantinos Karelas

*	Director
Stavros Emmanuel

*	Director
Paolo Javarone

*Pursuant to Power of Attorney

By:   /s/ Evangelos J. Pistiolis

Evangelos J. Pistiolis

Attorney-in-Fact

AUTHORIZED REPRESENTATIVE

Pursuant to the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of TOP Ships Inc., has signed this registration statement in the City of Newark, State of Delaware on November 18, 2022.

PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi
Name: Donald J. Puglisi Title: Managing Director